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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 19, 1999

                     Residential Asset Funding Corporation.
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             (Exact name of registrant as specified in its charter)
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                  North Carolina                             333-64775                   56-2064715
  (State or Other Jurisdiction of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                                                     Identification No.)
         301 South College Street, TW-06

            Charlotte, North Carolina                                                    28202-6001

     (Address of Principal Executive Offices)                                            (Zip Code)



                             Registrant's telephone number, including area code  (704) 374-4868
                                                                                 ----------------------------

                                                 No Change
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                       (Former name or former address, if changed since last report)



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         Item 5.           Other Events


                  In connection with the offering of NovaStar Home Equity Loan Asset Backed Bonds, Series 1999-1 described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)      Not applicable


         (b)      Not applicable


         (c)      Exhibit 99.1 - Related Computational Materials (as defined in
                  Item 5 above).





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                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                RESIDENTIAL ASSET FUNDING CORPORATION
                                as Depositor and on behalf of NovaStar Mortgage Funding Trust 1999-1

                                Registrant



                                  By:  /s/ Shanker Merchant
                                      ------------------------------------------
                                  Name:    Shanker Merchant
                                    Title: Senior Vice President




Dated:  January 27, 1999





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                                  EXHIBIT INDEX




Exhibit No.        Description
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99.1               Related Computational Materials (as defined in Item 5 above).